Exhibit 10.5

CONFIDENTIAL	EXECUTION COPY
AMENDMENT NO. 7
TO
AMERICA WEST CO-BRANDED CARD AGREEMENT
THIS AMENDMENT NO. 7 TO AMERICA WEST CO-BRANDED CARD AGREEMENT (“Amendment No. 7”) is dated February 17, 2009 (“Effective Date”), by and between US AIRWAYS GROUP, INC., a Delaware corporation (“US Airways Group”), and BARCLAYS BANK DELAWARE formerly known as JUNIPER BANK (“Juniper Bank”).
RECITALS
WHEREAS, America West Airlines, Inc. (“America West”) and Juniper Bank are parties to that certain America West Co-Branded Card Agreement, dated January 25, 2005 (the “Original Agreement”);
WHEREAS, US Airways Group merged with America West’s parent company, America West Holdings Corporation, and America West assigned its rights and obligations under the Original Agreement to US Airways Group pursuant to that certain Assignment and First Amendment to America West Co-Branded Card Agreement, dated August 8, 2005 (the “First Amendment”), as amended by that certain Amendment No. 2 to America West Co-Branded Card Agreement, dated September 26, 2005 (the “Second Amendment”), as amended by that certain Amendment No. 3 to America West Co-Branded Card Agreement, dated December 29, 2006 (the “Third Amendment”), as amended by that certain Amendment No. 4 to America West Co-Branded Card Agreement, dated December 5, 2007, (the “Fourth Amendment”), as amended by that certain Amendment No. 5 to America West Co-Branded Card Agreement, dated August 28, 2008 (the “Fifth Amendment”) and as amended by that certain Amendment No. 6 to America West Co-Branded Card Agreement, dated October 17, 2008 (the “Sixth Amendment” and together with the First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment and the Original Agreement, the “Agreement”);
WHEREAS, the overall global economic downturn has driven a rapid decline in fuel prices causing airlines, including US Airways Group, to post significant amounts of collateral with their fuel hedging counterparties impacting airlines’ unrestricted cash positions; and
WHEREAS, US Airways Group and Juniper Bank agree to amend and modify certain terms of the Agreement to address such fuel price effects.
NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:
1. Definitions. All capitalized terms used herein, but not otherwise defined herein, shall have the meanings given to such terms in the Agreement.

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2. Amendment. Section 14.3.1 of the Agreement is deleted in its entirety and replaced with the following:
“14.3.1 Conditions Precedent. Juniper Bank’s obligations to make a Subsequent Purchase each month pursuant to Section 14.3 will only arise upon and are subject to the satisfaction or waiver of the following conditions (“Conditions Precedent”) each month prior to the month in which the Subsequent Purchase is to be made:
(i)
US Airways Group’s Unrestricted Cash shall be equal to or greater than $1.5 billion as measured at the end of each month and ** pre-tax income (excluding special items) measured ** (“Income Test”); provided, however, for the months of January 2009 and February 2009, US Airways Group’s Unrestricted Cash shall be equal to or greater than $1.4 billion and $1.45 billion, respectively **.

For the purposes of this Section 14.3.1(i), the calculation of Unrestricted Cash will include Collateral for fuel hedge contracts **. By way of example, if October is being measured for November’s Subsequent Purchase, US Airways Group’s Unrestricted Cash (including the fuel hedge contracts) will be measured as of October 31st **.

If US Airways Group’s Unrestricted Cash falls below $1.5 billion in any month (other than January 2009 and February 2009) but the Income Test is met, then Juniper Bank will be required to purchase the additional Pre-Purchased Miles for such month **.

By way of example, if US Airways Group’s Unrestricted Cash falls below $1.5 billion in May but the Income Test is met, then Juniper Bank will purchase the additional Pre-Purchased Miles for such month. **.

(ii)	No Suspension Event has occurred in the month being measured.

(iii)	No Early Payment Event has occurred in the month being measured.

(iv)	No material change shall have occurred to the ** card benefits as set forth in Exhibit E, except as permitted pursuant to such Exhibit E.
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(v)	No merger of US Airways Group has occurred pursuant to Section 4.9.

(vi)	US Airways Group shall have complied with the reporting requirements set forth in Section 17 for the month being measured.”
3. Effectiveness. This Amendment No. 7 shall be effective on the Effective Date.
4. Effect. Except as set forth in this Amendment No. 7, the Agreement shall remain in full force and effect and each of US Airways Group and Juniper Bank hereby restates and affirms all of the terms and provisions of the Agreement. If any conflict exists between the terms and provisions of the Agreement and this Amendment No. 7, the terms and provisions of this Amendment No. 7 will govern and control.
5. Entire Agreement. The Agreement, as amended by this Amendment No. 7, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto.
6. Counterparts. This Amendment No. 7 may be executed in any number of counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart signature page by facsimile shall be effective as a manually executed signature page.
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CONFIDENTIAL	EXECUTION COPY
IN WITNESS WHEREOF, Juniper Bank and US Airways Group have executed and delivered this Amendment No. 7 as of the date first written above.

US AIRWAYS GROUP, INC.		BARCLAYS BANK DELAWARE Formerly known as JUNIPER BANK

By:	/s/ Derek J. Kerr Derek J. Kerr	By:	/s/ Lloyd M. Wirshba Lloyd M. Wirshba
	Title: Executive Vice President and Chief Financial Officer		Title: CEO
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